PROPERTY AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2011
PROPERTY AND EQUIPMENT, NET [Abstract]
PROPERTY AND EQUIPMENT, NET
NOTE 7          -      PROPERTY AND EQUIPMENT, NET

A.	Composition:

	As of December 31,
	2011	2010
Cost:
Buildings (including facility infrastructure)	$322,152	$264,277
Machinery and equipment	1,266,559	1,050,842
Advances on account on property and equipment, net	--	25,420
	1,588,711	1,340,539
Accumulated depreciation
Buildings (including facility infrastructure)	(139,541)	(122,355)
Machinery and equipment	(950,487)	(842,859)
	(1,090,028)	(965,214)
	$498,683	$375,325

As of December 31, 2011 and 2010, the cost of buildings, machinery and equipment was reflected net of investment grants (see B below) in the aggregate of $282,512 and $250,719 respectively.

B.	Investment Grants

In December 2000, the Investment Center approved an investment program in connection with Fab 2 for expansion of Tower's plant. The approval certificate for the program entitled Tower to investment grants at a rate of 20% of qualified investments of up to $1,250,000, or aggregate grants up to $250,000. Under the terms of the program, investments in respect of Fab 2 were to have been completed by December 31, 2005, five years from the date the approval certificate was obtained. Due to the later than planned construction of Fab 2, market conditions and slower than planned ramp-up, Tower completed approximately 72% of the investments within the time frame stipulated in the approved enterprise program. Tower received an aggregate of approximately $165,000 from the Investment Center for such investments completed through December 31, 2005 and received in January 2012, final Investment Center approval for the investments made.

In February 2011, Tower received approval from the Israeli Investment Center for a new expansion program for investments made commencing January 1, 2006, according to which Tower may receive up to NIS 150 million (approximately $39,000) during the years 2011 through 2014, related to investments in fixed assets entitled for grants. The eligibility for the grants is subject to the Company compliance with the terms stipulated in the approval certificate and the applicable law.

As of December 31, 2011, Tower received NIS 125 million ($33,292) of such grants for eligible investments made by the Company in the years 2006 to 2011.

Entitlement to the above grants is subject to various conditions stipulated by the  criteria set forth in the certificate of approval issued by the Israeli Investment Center, as well as by the Israeli Law for the Encouragement of Capital Investments - 1959 ("Investments Law") and the regulations promulgated thereunder. In the event Tower fails to comply with such conditions, Tower may be required to repay all or a portion of the grants received plus interest and certain inflation adjustments. In order to secure fulfillment of the conditions related to the receipt of investment grants, floating liens were registered in favor of the State of Israel on substantially all of Tower's assets.

For information regarding liens in favor of the Investment Center, see Note 12D.